UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2023

Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
(Address of principal executive offices, including zip code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 27, 2023, Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), entered into a contribution agreement (the “Treasury Contribution Agreement”) with Brookfield Corporate Treasury Ltd. (“Treasury”). Treasury holds all of the outstanding Class A units of OCG. Pursuant to the Treasury Contribution Agreement, Treasury agreed to contribute to OCG an amount (the “Contributed Amount”) equal to the value of BUSI II GP-C LLC, BUSI II-C L.P., BUSI II SLP-GP LLC and Brookfield REIT OP Special Limited Partner L.P. (collectively, and together with any additional entities that may become direct or indirect subsidiaries of NTR (as defined below) and that beneficially own shares of Brookfield REIT (as defined below), the “REIT Entities”), including their indirect ownership in Brookfield Real Estate Income Trust Inc., a Maryland corporation (“Brookfield REIT”), as of June 30, 2023, and OCG agreed to contribute the Contributed Amount to OCG NTR Holdings, LLC, a wholly owned subsidiary of OCG (“NTR”), in connection with OCG’s indirect acquisition (the “Acquisition”) of 100% of the interests in the REIT Entities. An amount of $307.0 million in respect of the Contributed Amount was contributed on June 27, 2023 (the “Purchase Price”) and a true-up payment, if necessary, will be made on or around July 31, 2023 (the “True-Up Payment”). Also on June 27, 2023, OCG entered into a contribution agreement (the “NTR Contribution Agreement”) with NTR whereby OCG contributed the Purchase Price to NTR and agreed to make the True-Up Payment to NTR, and NTR agreed to use the Contributed Amount in connection with the Acquisition. On June 29, 2023, NTR entered into an agreement of purchase and sale (the “Agreement of Purchase and Sale”) to effect the Acquisition, whereby NTR acquired 100% of the interests in the REIT Entities from BUSI II NTR Sub LLC in exchange for cash. The Acquisition is expected to be completed on June 30, 2023.

In connection with the Acquisition, on June 29, 2023, OCG entered into a letter agreement (the “Restructuring Letter Agreement”) with Treasury whereby, among other things, OCG agrees that, notwithstanding any provision of the Sixth Amended and Restated Operating Agreement of OCG, dated as of March 20, 2023 (as amended, supplemented or otherwise modified, the “Operating Agreement”) to the contrary, Treasury will have the right, in its sole and absolute discretion, to make up to $200.0 million of additional capital contributions to OCG to be utilized in connection with OCG’s indirect ownership of Brookfield REIT or any other matters with respect to the operations of NTR and the REIT Entities, and no vote, approval or other authorization will be required in connection with such additional capital contributions. OCG also agrees to notify Treasury in the event it becomes aware that any series of OCG’s units may be delisted from, or that trading of any series of its units may be suspended in, the New York Stock Exchange. Also on June 29, 2023, OCG entered into a letter agreement (the “Indemnification Letter Agreement”) with BP US REIT LLC (“BP US”) whereby, among other things, BP US agrees to defend, indemnify and hold harmless OCG, its members and OCG’s and such members’ respective officers, directors, employees, agents, successors, and assigns from any third-party claims brought against any of them related to the ownership, management or ongoing operating of the REIT Entities, and any subsidiaries thereof.

The REIT Entities and Brookfield REIT are party to various agreements with affiliates of Treasury, including the following agreements (collectively, the “REIT Agreements”):

•the Dealer Manager Agreement, dated November 2, 2021, by and between Brookfield Real Estate Income Trust Inc. and Brookfield Oaktree Wealth Solutions LLC, pursuant to which Brookfield Oaktree Wealth Solutions LLC, a registered broker-dealer affiliated with Brookfield REIT Adviser LLC serves as dealer manager for Brookfield REIT’s follow-on offering of up to $7.5 billion in shares of common stock, consisting of up to $6.0 billion in shares in the primary offering and up to $1.5 billion in shares pursuant to Brookfield REIT’s distribution reinvestment plan, which was declared effective on November 2, 2021;
•the Amended and Restated Advisory Agreement, dated March 21, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P. and Brookfield REIT Adviser LLC (the “Advisory Agreement”), whereby the parties thereto agreed to terms generally consistent with the prior advisory agreement, dated November 2, 2021 except that, effective as of January 1, 2022, the performance participation interest in Brookfield REIT Operating Partnership L.P. previously held by the Special Limited Partner (as defined therein) has been replaced with a performance fee payable to the Adviser (as defined therein) under the Advisory Agreement;
•Amendment No. 1 to the Amended and Restated Advisory Agreement, dated August 9, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P. and Brookfield REIT Adviser LLC, which reflected that the Adviser will advance organization and offering expenses through July 5, 2023, subject to the repayment conditions therein;
•the Option Investments Sub-Advisory Agreement, dated November 2, 2021, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC and Oaktree Fund Advisors, LLC, pursuant to which the Oaktree Adviser (as defined therein) agreed to manage certain of Brookfield REIT’s real estate properties and real estate-related debt investments;
•Amendment No. 1 to Option Investments Sub-Advisory Agreement, dated March 21, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC and Oaktree Fund Advisors, LLC, in order to reflect certain changes to the fee structure such that the performance participation interest previously held by the Special Limited Partner (as defined therein) was replaced with a performance fee payable to the Adviser (as defined therein);
•the Option Investments Purchase Agreement, dated November 2, 2021, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC, and Oaktree Fund Advisors, LLC, pursuant to which Oaktree may purchase Brookfield REIT Operating Partnership L.P.’s entire interest in certain of Brookfield REIT’s real estate properties or certain of Brookfield REIT’s real estate-related debt investments, or both, subject to certain restrictions;
•the Uncommitted Unsecured Line of Credit, dated November 2, 2021, by and between Brookfield US Holdings Inc. and Brookfield REIT Operating Partnership L.P. (the “Credit Agreement”), whereby Brookfield REIT entered into a line of credit with Brookfield US Holdings Inc., an affiliate of Brookfield (the “Brookfield Lender”), providing for a discretionary, unsecured, uncommitted credit facility in a maximum aggregate principal amount of $125.0 million (the “Brookfield Line of Credit”); and
•the First Amendment to Uncommitted Unsecured Line of Credit, dated November 10, 2022, but effective as of November 2, 2022, by and among Brookfield Corporate Treasury Limited, Brookfield REIT Operating Partnership L.P., and Brookfield US Holdings Inc., whereby Brookfield REIT amended the Credit Agreement, effective as of November 2, 2022, pursuant to which (a) the lender party to the Credit Agreement was replaced with a different affiliate of Brookfield; (b) the maturity date of the Credit Agreement was extended to November 2, 2023; and (c) the interest rate was converted from LIBOR plus 2.25% to SOFR plus 2.35%.

Treasury and its affiliates are party to various other transactions with OCG and its subsidiaries, as described in Item 13 of OCG’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 21, 2023, which item is incorporated herein by reference.

The foregoing description of the REIT Agreements is qualified in its entirety by reference to the full text of the REIT Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

OCG announces that Jay Wintrob’s service as chief executive officer of OCG will cease in the first quarter of 2024, when he will also cease to be a member of the board of directors of OCG.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Dealer Manager Agreement, dated November 2, 2021, by and between Brookfield Real Estate Income Trust Inc. and Brookfield Oaktree Wealth Solutions LLC (filed as Exhibit 1.1 to Brookfield REIT's Current Report on Form 8-K on November 8, 2021 and incorporated herein by reference).

10.2
Amended and Restated Advisory Agreement, dated March 21, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P. and Brookfield REIT Adviser LLC (filed as Exhibit 10.1 to Brookfield REIT’s Current Report on Form 8-K filed on March 25, 2022 and incorporated herein by reference).

10.3
Amendment No. 1 to the Amended and Restated Advisory Agreement, dated August 9, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P. and Brookfield REIT Adviser LLC (filed as Exhibit 10.1 to Brookfield REIT's Quarterly Report on Form 10-Q on August 12, 2022 and incorporated herein by reference).

10.4
Option Investments Sub-Advisory Agreement, dated November 2, 2021, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC and Oaktree Fund Advisors, LLC (filed as Exhibit 10.3 to Brookfield REIT’s Current Report on Form 8-K on November 8, 2021 and incorporated herein by reference).

10.5
Amendment No. 1 to Option Investments Sub-Advisory Agreement, dated March 21, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC and Oaktree Fund Advisors, LLC (filed as Exhibit 10.3 to Brookfield REIT’s Current Report on Form 8-K filed on March 25, 2022 and incorporated herein by reference).

10.6
Option Investments Purchase Agreement, dated November 2, 2021, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC, and Oaktree Fund Advisors, LLC (filed as Exhibit 10.4 to Brookfield REIT’s Current Report on Form 8-K on November 8, 2021 and incorporated herein by reference).

10.7
Uncommitted Unsecured Line of Credit, dated November 2, 2021, by and between Brookfield US Holdings Inc. and Brookfield REIT Operating Partnership L.P. (filed as Exhibit 10.6 to Brookfield REIT’s Current Report on Form 8-K on November 8, 2021 and incorporated herein by reference).

10.8
First Amendment to Uncommitted Unsecured Line of Credit, dated November 10, 2022, but effective as of November 2, 2022, by and among Brookfield Corporate Treasury Limited, Brookfield REIT Operating Partnership L.P., and Brookfield US Holdings Inc (filed as Exhibit 10.1 to Brookfield REIT's Quarterly Report on Form 10-Q on November 14, 2022 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd E. Molz
Name:	Todd E. Molz
Title:	General Counsel & Chief Administrative Officer

Date: June 29, 2023